Exhibit 10.2

                            ASSET PURCHASE AGREEMENT



                      BUYER: GREENS WORLDWIDE INCORPORATED

                       SELLER: GREENS OF LAS VEGAS, INC.



                         EFFECTIVE DATE: July 31, 2002
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Article I Sale of Assets.......................................................4
     Section 1.1    SALE AND PURCHASE OF ASSETS................................4
     Section 1.2    PURCHASE PRICE.............................................5
     Section 1.3    LIMITED ASSUMPTION OF LIABILITIES..........................5
     Section 1.4    CLOSING....................................................5
     Section 1.5    ACTION TO BE TAKEN AT CLOSING..............................6
     Section 1.6    SALES, USE, INCOME AND OTHER TAXES.........................6
     Section 1.7    INTELLECTUAL PROPERTY......................................6

Article II Representations and Warranties of GOLV..............................8
     Section 2.1    ORGANIZATION AND GOOD STANDING.............................8
     Section 2.2    GOLV'S AUTHORITY AND NO BREACH.............................9
     Section 2.3    FINANCIAL STATEMENTS.......................................9
     Section 2.4    TITLE TO AND CONDITION OF ASSETS...........................9
     Section 2.5    CONDUCT OF BUSINESS SINCE JANUARY 1, 2002
                      AND PENDING THE CLOSING..................................9
     Section 2.6    REPRESENTATIONS ABOUT CONDUCT OF BUSINESS SINCE
                      JANUARY 1, 2002..........................................9
     Section 2.7    COMPLIANCE WITH LAW.......................................10
     Section 2.8    LITIGATION OR CLAIMS......................................10
     Section 2.9    ACCOUNTS RECEIVABLE.......................................10
     Section 2.10   LICENSES..................................................10
     Section 2.11   LOANS AND OTHER TRANSACTIONS..............................10
     Section 2.12   INSURANCE.................................................10
     Section 2.13   CONTRACTS, OBLIGATIONS AND COMMITMENTS....................11
     Section 2.14   LABOR AGREEMENTS..........................................11
     Section 2.15   CERTAIN EMPLOYEES.........................................11
     Section 2.16   CONSENTS..................................................11
     Section 2.17   NO UNFUNDED PENSION LIABILITIES...........................11
     Section 2.18   NO OBLIGATION BY GREENS TO REGISTER SHARES................11
     Section 2.19   NO UNTRUE REPRESENTATION OR WARRANTY......................11

Article III Representations and Warranties of Greens ("Sedona Worldwide
            Incorporated")....................................................11
     Section 3.1    ORGANIZATION AND GOOD STANDING............................12
     Section 3.2    GREENS'S AUTHORITY........................................12
     Section 3.3    NON CONFLICT..............................................12
     Section 3.4    NO ADVERSE PROCEEDING.....................................12
     Section 3.5    NO UNTRUE REPRESENTATION OR WARRANTY......................12

Article IV Survival of Representations and Warranties.........................12


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Article V Greens's Conditions Precedent to Closing............................13
     Section 5.1    WARRANTIES TRUE AND CORRECT...............................13
     Section 5.2    LICENSES, PERMITS, ETC....................................13

Article VI GOLV's Conditions Precedent to Closing.............................13
     Section 6.1    WARRANTIES TRUE AND CORRECT...............................13

Article VII Additional Agreements of GOLV and Heinen..........................14
     Section 7.1    INSPECTION OF PROPERTY....................................14
     Section 7.2    ACCESS TO DOCUMENTS.......................................14
     Section 7.3    NONCOMPETITION............................................15
     Section 7.4    CONDUCT OF BUSINESS OF THE TRANSFERRED ASSETS
                      PENDING THE CLOSING.....................................15
     Section 7.5    BROKERS...................................................15
     Section 7.6    UNDISCLOSED LIABILITIES...................................15

Article VIII Additional Agreements of Greens..................................16
     Section 8.1    BROKERS...................................................16
     Section 8.2    LICENSES, PERMITS, CONSENTS, ETC..........................16
     Section 8.3    PAYMENT OF LIABILITIES....................................16
     Section 8.4    JOINT AND SEVERAL LIABILITY...............................16
     Section 8.5    ACCESS TO DOCUMENTS.......................................16

Article IX Indemnification by GOLV and Heinen.................................16
     Section 9.1    INDEMNIFICATION...........................................16

Article X Miscellaneous.......................................................16
     Section 10.1   SUCCESSORS AND ASSIGNS....................................16
     Section 10.2   GOVERNING LAW AND JURISDICTION............................17
     Section 10.3   NOTICES...................................................17
     Section 10.4   PAYMENT OF EXPENSES.......................................18
     Section 10.5   ENTIRE AGREEMENT..........................................18
     Section 10.6   COUNTERPARTS..............................................18
     Section 10.7   HEADINGS..................................................18
     Section 10.8   OTHER DOCUMENTS...........................................18
     Section 10.9   WAIVER....................................................18
     Section 10.10  EXHIBITS..................................................18
     Section 10.11  LEGAL FEES................................................18


Greens Worldwide/Greens of Las Vegas Asset Purchase Agreement             Page 3
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                            ASSET PURCHASE AGREEMENT

     This Asset Purchase Agreement (Agreement) is made and entered into with an effective date of July 31, 2002 by and among Sedona Worldwide Incorporated (the name of which will be changed to Greens Worldwide Incorporated), an Arizona corporation ("Greens"), or its nominee (collectively referred to as "Greens") and Greens of Las Vegas, Inc., a Nevada corporation ("GOLV").

                                    RECITALS:

A. GOLV has developed concepts, knowledge and plans for natural grass golf putting courses, inspired by famous golf holes around the world and desires to develop such a course in Las Vegas, Nevada (the Project).

B. Greens desires to purchase all of the assets of GOLV including but not limited to all plans, designs, concepts and any and all proprietary rights to be utilized in the development of the Project. All of the foregoing assets which are to be purchased by Greens under this Agreement are referred to below as the "Transferred Assets".

C. After the Transferred Assets are transferred to Greens pursuant to the terms and conditions of this Agreement, GOLV will be a shell entity with no material assets or liabilities as recognized under generally accepted accounting principles other than the shares of Greens stock received by GOLV under this Agreement.

The Parties agree to the terms and conditions, representations and warranties set forth in this Agreement, including in the Recitals above.

                                    ARTICLE I

                                 SALE OF ASSETS

     SECTION 1.1 SALE AND PURCHASE OF ASSETS. On the basis of the representations and warranties and subject to the terms and conditions set forth in this Agreement, GOLV agrees to sell to Greens, and Greens agrees to purchase from GOLV, for the consideration specified in Sections 1.2 and 1.3 of this Agreement, on the Closing Date referred to in Section 1.4 of this Agreement, all of the Transferred Assets. The Transferred Assets include without limitation the following assets of GOLV owned by GOLV.

     (a) All Intellectual Property, as defined in Section 1.7, that GOLV uses in the operation of the Transferred Assets.


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     (b) All tangible  personal property owned or leased by GOLV and used in the operation of the Transferred Assets, wherever located.

     (c) All intangible personal property owned by GOLV and used in the manufacture, operation of, or in connection with, the Transferred Assets, wherever located, including without limitation:

          (1) All of GOLV's licenses (but only to the extent such licenses are transferable) and contract rights necessary to or intended for the operation of the Transferred Assets.

          (2) All of GOLV's rights but not obligations under the leases of real and personal property, if any, used in the operation of the Transferred Assets.

          (3) All of GOLV's trademarks, trade names and goodwill related to the operation of the Transferred Assets.

     (d) Original or true and correct copies of all books and records of the Transferred Assets as may be necessary or desirable for the efficient conduct of the business of the Transferred Assets in the ordinary course of business.

     (e) A detailed list of all Transferred Assets is attached to this Agreement as Exhibit A.

     SECTION 1.2 PURCHASE PRICE.

     The total purchase price to be paid by Greens to GOLV for the Transferred Assets shall be eight million shares of Greens unregistered common stock represented by Stock Certificate No. __. The purchase price shall be allocated among the Transferred Assets described in this Agreement solely and exclusively by Greens.

     SECTION 1.3 LIMITED ASSUMPTION OF LIABILITIES. The Board of Directors of GOLV represent and warrant that GOLV's outstanding liabilities do not exceed $5,000. At the Closing, Greens shall assume and agree to pay or discharge all liabilities of the Transferred Assets up to a maximum amount of $5,000. GOLV shall indemnify and hold Greens harmless for any and all debts or liabilities of the Transferred Assets exceeding $5,000.

     SECTION 1.4 CLOSING. The Closing under this Agreement shall take place on or before July 31, 2002, at the offices of Greens Worldwide Incorporated in Phoenix, Arizona at 9 a.m., local time, to be effective at 11:59 p.m. on that day, or such other time, date and place as Greens and GOLV may agree upon in writing (such time on such date being referred to as the "Time of Closing" or "Closing" and such date being referred to as the "Closing Date").


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     SECTION  1.5  ACTION  TO BE TAKEN AT  CLOSING.  Subject  to the  terms  and conditions  set  forth  in this  Agreement,  it is  agreed  that at the  Time of
Closing:

     (a) GOLV will deliver to Greens such bills of sale, deeds, assignments and other instruments of transfer as are reasonably requested by and satisfactory to counsel for Greens, to transfer to Greens title to the Transferred Assets.

     (b) Greens shall transfer the applicable number of shares to GOLV as specified in Section 1.2.

     (c) GOLV will deliver to Greens all consents of third parties necessary for the assignment of leases or contract rights, if any, under this Agreement.

     (d) The parties will deliver, as appropriate, such further certificates, consents and other documents as may be required to carry out the terms of this Agreement.

     SECTION 1.6 SALES, USE, INCOME AND OTHER TAXES. Sales and use taxes, transfer taxes, investment tax credit recapture, depreciation recapture, and all other impositions of tax with respect to the transfers contemplated by this Agreement shall be the responsibility of and shall be borne and paid by GOLV. In addition, GOLV shall be solely responsible for and shall pay all federal, state and local income taxes on the earnings of the Transferred Assets through the Closing Date.

     SECTION 1.7 INTELLECTUAL PROPERTY

     (a) INTELLECTUAL PROPERTY ASSETS--The term "Intellectual Property Assets" includes:

          (1) The name "Greens of Las Vegas", all fictional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, "Marks").

          (2) All patents, patent applications, and inventions and discoveries that may be patentable (collectively, "Patents").

          (3) All copyrights in both published works and unpublished works (collectively, "Copyrights").

          (4) All rights in mask works (collectively, "Rights in Mask Works").

          (5) All know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints (collectively, "Trade Secrets") owned, used, prepared by or for, or licensed by, GOLV (as licensee or licensor).


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     (b)  AGREEMENTS  -  GOLV  has  disclosed  all  contracts  relating  to  the
Intellectual Property Assets to which GOLV is a party or by which GOLV is bound. There are no outstanding and, to GOLV's knowledge, no threatened disputes or disagreements, with respect to any such contracts.

     (c) KNOW-HOW NECESSARY FOR THE BUSINESS

          The Intellectual Property Assets are all those necessary for the development and operation of GOLV's businesses and GOLV Products. GOLV is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims, and has the right to use all of the Intellectual Property Assets without payment to any third party.

     (d) TRADEMARKS

          (1) GOLV is the owner of all right, title, and interest in and to each of the Marks, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.

          (2) All Marks, if any, that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date.

          (3)  No  Mark  has  been  or  is  now  involved  in  any   opposition,
invalidation, or cancellation and no such action is threatened with the respect to any of the Marks.

          (4) To GOLV's knowledge, there is no potentially interfering trademark or trademark application of any third party.

          (5) No Mark is infringed or, to GOLV's knowledge, has been challenged or threatened in any way. None of the Marks used by GOLV infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

          (6) All products and materials containing a Mark bear the proper federal registration notice where permitted by law.

     (e) COPYRIGHTS

          (1) GOLV is the owner of all right, title, and interest in and to each of the Copyrights, free and clear of all liens, security interests, charges, encumbrances, equities, and other adverse claims.


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          (2) All the  Copyrights  have been  registered  and are  currently  in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the date of Closing.

          (3) No Copyright is infringed or, to GOLV's Knowledge, has been challenged or threatened in any way. None of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.

          (4) All works encompassed by the Copyrights have been marked with the proper copyright notice.

     (f) TRADE SECRETS

          (1) With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate, and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

          (2) GOLV has taken all reasonable precautions to protect the secrecy, confidentiality, and value of their Trade Secrets.

          (3) GOLV has good title and an absolute and exclusive right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, to GOLV's knowledge, have not been used, divulged, or appropriated either for the benefit of any person or to the detriment of Greens. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF GOLV

     GOLV represents and warrants, subject to Schedule exceptions, as follows:

     SECTION 2.1 ORGANIZATION AND GOOD STANDING. GOLV is, and on the Closing Date will be, a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to own and lease its respective properties and to carry on its respective business as now being conducted. GOLV is, and on the Closing Date will be, duly qualified and licensed to transact business as a foreign corporation in all states or other jurisdictions where the nature of the business transacted or properties owned by it makes such qualification or licensing necessary.


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     SECTION 2.2 GOLV'S  AUTHORITY  AND NO BREACH.  GOLV has the full  corporate right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement. This Agreement has been duly authorized, executed and delivered by GOLV and the execution of this Agreement and the consummation of the transactions contemplated will not, with or without the giving of notice and/or the passage of time, (a) violate any provision of law, statute, rule or regulation to which GOLV is subject; (b) violate any judgment, order, writ or decree of any court applicable to GOLV; (c) result in the breach or termination of any provision of, or create rights of acceleration, or constitute a default under or result in the creation or imposition of any material lien, charge or encumbrance upon any of the properties or assets of GOLV under the terms of any indenture, mortgage, deed of trust, contract, corporate charter, bylaw, or other instrument to which GOLV is a party or by which it is bound; or (d) conflict with, or result in any violation of any provision of the Articles of Incorporation, Bylaws or any other corporate document or agreement of GOLV. All corporate action and other authorizations, including but not limited to approval by the Board of Directors of GOLV, which are a prerequisite to the execution of this Agreement and the consummation of the transactions contemplated by this Agreement have been taken or obtained by GOLV. This Agreement is a valid and binding agreement of GOLV, approved by the Board of Directors of GOLV, enforceable in accordance with its terms, except insofar as enforcement of it may be limited by bankruptcy, insolvency or other similar laws.

     SECTION 2.3 FINANCIAL STATEMENTS. GOLV has delivered to Greens the all financial statements prior to the Closing. All financial statements referred to in this Section are true, complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied. Such financial statements present fairly and accurately the financial position of GOLV, the Transferred Assets, and the results of GOLV's operations at the dates and for the periods indicated.

     SECTION 2.4 TITLE TO AND CONDITION OF ASSETS. Each of the Transferred Assets, real or personal, to be acquired under this Agreement is in good operating condition and repair, subject to ordinary wear and tear, and such assets collectively are sufficient to carry on the business of the Transferred Assets as previously conducted. Each of the Transferred Assets are owned by GOLV free and clear of any claim, mortgage, pledge, lien, encumbrance or liability of any kind to any party.

     SECTION 2.5 CONDUCT OF BUSINESS SINCE JANUARY 1, 2002 AND PENDING THE CLOSING. Since January 1, 2002, GOLV has not transferred or sold any of the Transferred Asset's property or business (except in the ordinary course of business) to any third party, nor transferred any business assets or property from the Transferred Assets to any other entity directly or indirectly controlled by any of them.

     SECTION 2.6 REPRESENTATIONS ABOUT CONDUCT OF BUSINESS SINCE JANUARY 1, 2002. Since January 1, 2002, none of the following events have occurred:

     (a) No material adverse change in the properties, conditions (financial or otherwise), assets, liabilities, business, operations or prospects of the Transferred Assets, or operation of the business of the Transferred Assets by GOLV other than in the ordinary course of business.


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     (b) No  damage,  destruction  or  loss  of any  of the  Transferred  Assets
(whether or not covered by insurance) materially adversely affecting the business, operations or prospects of the Transferred Assets or GOLV.

     (c) No sale or transfer of any of the assets of GOLV or cancellation of any debt or claim, with respect to the Transferred Assets, except in each case in the ordinary course of business.

     SECTION 2.7 COMPLIANCE WITH LAW. The business of GOLV with respect to the Transferred Assets is in compliance in all material respects, with all applicable federal, state, city, county or other laws, rules, regulations and ordinances, and GOLV has complied with all applicable statutes and regulations of all governmental authorities having jurisdiction over any of them.

     SECTION 2.8 LITIGATION OR CLAIMS. There are no claims, actions, suits, arbitrations, governmental investigations, inquiries, or proceedings pending or, to the knowledge of GOLV, threatened against GOLV or the Transferred Assets, its properties, business or assets, or the transactions contemplated by this Agreement, before any court or governmental or administrative body or agency, or any private arbitration tribunal, except matters for which the defense and any liability are fully covered by insurance. A brief summary of all claims, actions, suits, arbitrations, governmental investigations, inquiries and proceedings is set forth in Exhibit B to this Agreement. GOLV does not know of any basis for any claim, action, suit, arbitration, investigation, inquiry, or proceeding pending before any court or governmental or administrative body or agency or any private arbitration tribunal. There is no outstanding order, writ, injunction or decree of any court or arbitrator, government or governmental agency against or affecting the business of GOLV or the Transferred Assets.

     SECTION 2.9 ACCOUNTS RECEIVABLE. Any accounts receivable arising out of the sale of any Transferred Assets that may be sold between the date of this Agreement and the Closing of the Transferred Assets, including those due to and due from third parties, less reserves for doubtful accounts and contractual allowances, as shown on the Closing Date Balance Sheet, will be collectible by Greens in the ordinary course of business not later than six months after the Closing Date.

     SECTION 2.10 LICENSES. GOLV has all necessary material franchises, licenses, contracts, consents and approvals required by law or governmental regulations from all applicable federal, state and local authorities and any other regulatory agencies for the proper conduct of the business of the Transferred Assets, and GOLV is not in default in any respect under such franchises, licenses, contracts, consents and approvals.

     SECTION 2.11 LOANS AND OTHER TRANSACTIONS. GOLV has not made any loan to any of its shareholders, directors, officers or employees, nor is any such person a party to any material transaction or contract with GOLV, except in each case as set forth in Schedule C.

     SECTION 2.12 INSURANCE. GOLV has furnished to Greens on Schedule D which sets forth a list and brief description of all policies of fire, extended coverage, liability and all other kinds of insurance held by GOLV with respect


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to the  Transferred  Assets and all claims made on the foregoing  policies since
January 1, 2001. Such policies are and, on the Closing Date will be, in full force and effect, and GOLV is not delinquent with respect to any premium payments on them.

     SECTION 2.13 CONTRACTS, OBLIGATIONS AND COMMITMENTS. Exhibit E sets forth a list and brief summary of all material contracts entered into by GOLV with respect to the operation of the Transferred Assets. None of such contracts is, or on the Closing Date will be, materially adverse to GOLV. There is not, and on the Closing Date there will not be, under any such contract any existing material default or any condition, event or act which with notice or lapse of time or both, would constitute a material default.

     SECTION 2.14 LABOR AGREEMENTS. There are no contractual agreements with any labor union with respect to the business or operation of the Transferred Assets, nor does GOLV have any knowledge of any union organizing activity within the last three years.

     SECTION 2.15 CERTAIN EMPLOYEES. GOLV has furnished to Greens Schedule F, which sets forth a correct and complete list, with respect to the business of the Transferred Assets, of all persons whose current aggregate annual compensation from GOLV is expected to equal or exceed $10,000.00 in 2002, and all increases received by any of such persons after January 1, 2002.

     SECTION 2.16 CONSENTS. No consents, approvals or authorizations are required in connection with the valid execution, delivery or performance of this Agreement other than the Board of Directors of GOLV, which has met and authorized the entering into of this Agreement.

     SECTION  2.17  NO  UNFUNDED  PENSION  LIABILITIES.   GOLV  has  no  Pension
liabilities of any kind or description.

     SECTION 2.18 NO OBLIGATION BY GREENS TO REGISTER SHARES. GOLV shall be solely responsible for all efforts and costs to register the shares received by it in Greens, under this Agreement, and to comply in full with all applicable corporate and securities laws.

     SECTION 2.19 NO UNTRUE REPRESENTATION OR WARRANTY. No representation or warranty by GOLV in this Agreement, nor any statement, schedule or certificate furnished or to be furnished to Greens pursuant to it, or in connection with the transactions contemplated, contains or will contain, at the time of Closing, any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained in it not misleading.

                                   ARTICLE III

   REPRESENTATIONS AND WARRANTIES OF GREENS ("SEDONA WORLDWIDE INCORPORATED")

     Greens represents and warrants as follows:


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     SECTION  3.1  ORGANIZATION  AND GOOD  STANDING.  Greens or its  nominee  or assignee will be on the Closing Date, an entity duly organized, validly existing and in good standing under the laws of the State of Arizona.

     SECTION 3.2 GREENS'S AUTHORITY. Greens has the full corporate right, power and authority to execute, deliver and carry out the terms of this Agreement and all documents and agreements necessary to give effect to the provisions of this Agreement. This Agreement has been duly authorized, executed and delivered by Greens and the execution of this Agreement and the consummation of the transactions contemplated will not result in any conflict, breach or violation of or default under any charter, bylaw, statute, judgment, order, decree, license, law, regulation, mortgage, agreement, deed of trust, indenture or other instrument to which Greens is a party or by which it is bound. All corporate action and other authorizations prerequisite to the execution of this Agreement and the consummation of the transactions contemplated by this Agreement have been taken or obtained by Greens. Except for required present or future filings under state and federal securities laws, no authorization, consent or approval of, or filing that has not been duly made with, any governmental body or authority, and no authorization, consent or approval of any third party, is necessary for the consummation by Greens of the transactions contemplated by this Agreement. This Agreement is a valid and binding agreement of Greens enforceable in accordance with its terms, except insofar as enforcement of it may be limited by bankruptcy, insolvency or similar laws.

     SECTION 3.3 NON CONFLICT. This Agreement does not (i) conflict with, or result in any violation of any provision of, the Articles of Incorporation or Bylaws of Greens, (ii) violate or conflict with, or result in a breach or termination of or default under, any agreement, instrument, license, judgment, order, decree, statute, law or regulation applicable to Greens, or (iii) result in the creation or imposition of any lien on any asset of Greens.

     SECTION 3.4 NO ADVERSE PROCEEDING. No material action, suit or proceeding is pending, or, to the best of Green's knowledge, is threatened against Greens at law or in equity, or before any national, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality.

     SECTION 3.5 NO UNTRUE REPRESENTATION OR WARRANTY. No representation or warranty by Greens in this Agreement, nor any statement or certificate furnished or to be furnished to GOLV pursuant to it, or in connection with the transactions contemplated, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained in it not misleading.

                                   ARTICLE IV

                   SURVIVAL OF REPRESENTATIONS AND WARRANTIES

     SECTION 4.1 The representations, warranties, covenants, agreements and indemnifications of Greens and GOLV contained in this Agreement shall survive the Closing Date for a period of three years and shall be deemed to be material and to have been relied upon by Greens and GOLV, notwithstanding any investigation or inspection made by Greens or GOLV, or on their respective behalf.


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
                                    ARTICLE V

                    GREENS'S CONDITIONS PRECEDENT TO CLOSING

     Greens' agreement to purchase and pay for the Transferred Assets to be purchased under this Agreement is subject to compliance with and the occurrence of each of the following conditions except as any of them may be waived in writing by Greens.

     SECTION 5.1 WARRANTIES TRUE AND CORRECT. Each of the representations and warranties of GOLV set forth in this Agreement and in the Exhibits delivered pursuant to it shall be true and correct in all material respects at and as of the Closing Date. The covenants, agreements and conditions required by this Agreement to be performed and complied with by GOLV shall have been performed and complied with in all material respects. GOLV shall execute and deliver to Greens a certificate to such effect, in a form acceptable to legal counsel for Greens, signed by the President or a Vice President of GOLV and dated the Closing Date.

     SECTION 5.2 LICENSES, PERMITS, ETC. Greens shall have been granted all appropriate and necessary licenses, permits, approvals, clearances, provider numbers, contracts, consents and certifications necessary for the operation of the Transferred Assets as previously operated.

                                   ARTICLE VI

                     GOLV'S CONDITIONS PRECEDENT TO CLOSING

     GOLV's agreement to sell and deliver the Transferred Assets to be sold under this Agreement is subject to compliance with and the occurrence of each of the following conditions, except as any of them may be waived in writing by it:

     SECTION 6.1 WARRANTIES TRUE AND CORRECT. Each of the representations and warranties of Greens set forth in this Agreement shall be true and correct in all material respects at and as of the Closing Date. The covenants, agreements and conditions required by this Agreement to be performed and complied with by Greens shall have been performed and complied with in all material respects. If requested in writing by GOLV, Greens shall execute and deliver to GOLV a certificate to such effect, in a form acceptable to legal counsel for GOLV, signed by an authorized officer of Greens dated the Closing Date.


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
                                   ARTICLE VII

                    ADDITIONAL AGREEMENTS OF GOLV AND HEINEN

     SECTION 7.1 INSPECTION OF PROPERTY. Greens or its representatives shall have reasonable rights of inspection of all Transferred Assets, to be purchased by Greens under this Agreement.

     SECTION 7.2 ACCESS TO DOCUMENTS. Greens or its representatives shall have full and complete access to all material contracts and litigation documents relating to the business of the Transferred Assets, as well as the books of account and other records of GOLV and of the Transferred Assets. GOLV shall furnish Greens with such copies of the foregoing materials as Greens may reasonably request.

     SECTION 7.3 NONCOMPETITION. GOLV and Eddie Heinen (Heinen), jointly and severally, agree not to compete with the business to be carried on by Greens as a result of the consummation of the transactions contemplated, to the maximum extent permitted under law. GOLV agrees to the following terms and conditions pertaining to noncompetition.

     (a) For a period of five years after the Closing.

          (1) GOLV and Heinen will not, directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be employed by, associated with, or in any manner connected with, lend GOLV's name or any similar name or trade name to, lend GOLV's credit to, or render services or advice to, any business whose products or activities compete in whole or in part with the products or activities of Greens, anywhere within Nevada, Arizona, California, Colorado, New Mexico or Northern Mexico. GOLV agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

          (2) GOLV and Heinen will not, directly or indirectly, either for itself or any other person, (A) induce or attempt to induce any employee of Greens to leave the employ of Greens, (B) in any way interfere with the relationship between Greens and any employee of Greens, (C) employ, or otherwise engage as an employee, independent contractor, or otherwise, any employee of Greens employed by Greens as of the Closing Date, or (D) induce or attempt to induce any customer, supplier, licensee, or business relation of Greens to cease doing business with Greens, or in any way interfere with the relationship between any customer, supplier, licensee, or business relation of Greens.

          (3) GOLV and Heinen will not, directly or indirectly, either for itself or any other person, solicit the business of any person known to GOLV to be a customer of GOLV as of the Closing Date, whether or not GOLV had personal contact with such person, with respect to products or activities which compete in whole or in part with the products or activities of Greens or with the business arising out of the Transferred Assets.


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
     (b) In the event of a breach by GOLV or Heinen of any covenant set forth in Subsection 7.3 (a) of this Agreement, the term of such covenant will be extended for the period of the duration of such breach.

     (c) GOLV and Heinen will not, at any time during or after the five year period, disparage Greens or any of its shareholders, directors, officers, employees, or agents.

     SECTION 7.4 CONDUCT OF BUSINESS OF THE TRANSFERRED ASSETS PENDING THE CLOSING. From the date of this Agreement and to the Closing Date, GOLV agrees that, unless Greens otherwise consents in writing, GOLV will, with respect to the business of the Transferred Assets:

     (a) Carry on the business of the Transferred Assets only in the ordinary course and in substantially the same manner as each has previously.

     (b) Maintain and preserve their business organizations intact, maintain their goodwill and relationships with their present officers, shareholders, employees, suppliers, customers, distributors and others having a business relationship with any of them, and maintain all licenses and permits requisite to the business and operation of the Transferred Assets.

     (c) Not transfer or sell any of their assets or waive or relinquish any valuable rights, nor transfer any assets from the Transferred Assets to any other entity directly or indirectly controlled by any of them.

     (d) Not commit for any capital expenditure.

     (e) Not enter into or assume any material contract, including without limitation any mortgage, pledge, conditional sale, security agreement, or create or suffer to be created any lien, encumbrance or charge (except for taxes not due or payable), of any kind upon any of their Transferred Assets, whether now owned or subsequently acquired.

     SECTION 7.5 BROKERS. GOLV and Heinen, jointly and severally, agree to indemnify Greens against and to hold Greens harmless from any claim made for a broker's or finder's fee or other similar payment based upon any agreements, arrangements or understandings made by GOLV and/or Heinen.

     SECTION 7.6 UNDISCLOSED LIABILITIES. GOLV and Heinen, jointly and severally, agree that Greens will not be obligated for liabilities of any kind or nature, whether absolute, accrued, contingent or otherwise, whether or not such matters are normally set forth or reflected in a financial statement, except for the liabilities of GOLV referred to in Section 1.3, and that any other such liabilities shall be promptly paid by GOLV if they arise.


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
                                  ARTICLE VIII

                         ADDITIONAL AGREEMENTS OF GREENS

     SECTION 8.1 BROKERS. Greens agrees to indemnify GOLV against and to hold harmless from any claim made for a broker's or finder's fee or other similar payment based upon any agreements, arrangements or understandings made by Greens.

     SECTION 8.2 LICENSES, PERMITS, CONSENTS, ETC. Greens agrees to cooperate with GOLV and to use its best efforts to obtain any licenses, permits, approvals and consents that may be required in order to consummate the transactions contemplated.

     SECTION 8.3 PAYMENT OF LIABILITIES. Greens agrees to pay when due the liabilities assumed by it pursuant to Section 1.3.

     SECTION 8.4 JOINT AND SEVERAL LIABILITY. Greens agrees that it and its nominees shall be jointly and severally liable for the liabilities of GOLV assumed pursuant to Section 1.3.

     SECTION 8.5 ACCESS TO DOCUMENTS. GOLV or its representatives shall have full and complete access, before and after the Closing Date, to all material documents in the possession of Greens relating to the business of the Transferred Assets prior to the Closing Date.

                                   ARTICLE IX

                       INDEMNIFICATION BY GOLV AND HEINEN

     SECTION 9.1 INDEMNIFICATION. GOLV and Heinen, jointly and severally, indemnify and holds harmless Greens, its successors and assigns, for a period of three years after the Closing Date, against and in respect of any damage, loss, cost, expense or liability (including attorney's fees) resulting to Greens from any false, misleading or inaccurate representation, breach of warranty or nonfulfillment of any agreement or condition on the part of GOLV or Heinen under this Agreement or from any misrepresentation in or any omission from any certificate, list, exhibit or other instrument furnished or to be furnished to Greens under this Agreement.

                                    ARTICLE X

                                  MISCELLANEOUS

     SECTION 10.1 SUCCESSORS AND ASSIGNS. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties, whether so expressed or not.

     SECTION 10.2 GOVERNING LAW AND JURISDICTION. This Agreement has been executed and will be consummated in the State of Arizona and is to be governed by and interpreted under the laws of that State. Any action or proceeding


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
seeking to enforce any provision of, or based on any right arising out of, this Agreement must be brought against any of the parties exclusively in the Maricopa County, Arizona Superior Court and each of the parties consents to the exclusive jurisdiction of such court (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to such. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     SECTION 10.3 NOTICES. All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when (a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or
(c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

               Greens of Las Vegas, Inc.
               6480 Spring Mountain Road
               Suite 5
               Las Vegas, NV 89146

               Greens Worldwide Incorporated
               Attention: Joseph P. Martori
               2111 E. Highland, Suite 210
               Phoenix, AZ 85016

               with a copy to:

               Al Spector, Esq.
               Spector Law Offices, P.C.
               4020 N. Scottsdale Road, Suite 300
               Scottsdale, AZ 85251
               Fax: (480) 990-9093

or such other address as any person may request by notice given as above. Notices sent as provided in this Agreement shall be deemed filed on the date mailed.


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
     SECTION 10.4 PAYMENT OF EXPENSES. GOLV shall pay its own expenses, including without limitation, the disbursements and fees of its attorneys, accountants, advisors, agents and other representatives, incidental to the preparation and carrying out of this Agreement, whether or not the transactions contemplated are consummated.

     SECTION 10.5 ENTIRE AGREEMENT. This Agreement (including the Exhibits), and all other agreements and documents executed in connection with it constitutes the entire agreement between the parties with respect to the subjects of this Agreement and no amendment, alteration or modification of this Agreement shall be valid unless in each instance such amendment, alteration or modification is expressed in a written instrument duly executed by the party or parties agreeing to such amendment, alteration or modification.

     SECTION 10.6 COUNTERPARTS. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     SECTION 10.7 HEADINGS. The headings contained in this Agreement have been inserted for the convenience of reference only and shall in no way restrict or modify any of the terms or provisions of this Agreement.

     SECTION 10.8 OTHER DOCUMENTS. Each party to this Agreement will, upon an appropriate request, execute and deliver to the appropriate party all such further assignments, endorsements and other documents as may reasonably be required in order to perfect the sale, transfer and delivery of the assets to be purchased and sold under this Agreement.

     SECTION 10.9 WAIVER. The failure of any party to insist, in any one or more instances, on performance of any of the terms and conditions of this Agreement shall not be construed as a waiver or relinquishment of any rights granted under this Agreement, or of the future performance of any such term, covenant or condition, but the obligations of the parties with respect to shall continue in full force and effect.

     SECTION 10.10 EXHIBITS. Any Exhibit not attached to this Agreement, or if attached, not completed and initialed by GOLV and Greens, shall be subject to the approval of Greens within ten (10) business days after its actual receipt.

     SECTION 10.11 LEGAL FEES. If any party to this Agreement fails to comply with the terms and conditions of this Agreement, then the other party is entitled to recover the costs and expenses, including attorneys' fees and costs, of any efforts or legal action taken to enforce the terms of this Agreement.


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
Greens Worldwide Incorporated,
an Arizona corporation

By: ______________________________

    __________________(print name)

Its: _____________________________

     _________________(print name)

Date: _______________


Greens of Las Vegas, Inc.,
a Nevada corporation

By: ______________________________

    __________________(print name)

Its: _____________________________

     _________________(print name)

Date: _______________


__________________________________
Eddie Heinen, as to Article VII and Article IX.

Date: __________________


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
                                LIST OF EXHIBITS

1.   List of Transferred Assets (Section 1.1)

2.   List of Litigation or Potential Claims (Section 2.8)

3. Loan to and Contracts with Shareholders, Directors, Officers and Employees (Section 2.11)

4.   List of Insurance Policies and Claims since January 1, 2001 (Section 2.12)

5.   List of All Material Contracts (Section 2.13)

6.   List of Employees earning more than $10,000 (Section 2.15)


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